08/99                                                      Exhibit 99.2   Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
Beginning of the Month Principal Receivables:                      $   2,930,005,220.60
Beginning of the Month Finance Charge Receivables:                 $     126,388,522.60
Beginning of the Month Discounted Receivables:                     $               0.00
Beginning of the Month Total Receivables:                          $   3,056,393,743.20


Removed Principal Receivables:                                     $               0.00
Removed Finance Charge Receivables:                                $               0.00
Removed Total Receivables:                                         $               0.00


Additional Principal Receivables:                                  $               0.00
Additional Finance Charge Receivables:                             $               0.00
Additional Total Receivables:                                      $               0.00


Discounted Receivables Generated this Period:                      $               0.00


End of the Month Principal Receivables:                            $   2,927,221,831.62
End of the Month Finance Charge Receivables:                       $     123,281,208.34
End of the Month Discounted Receivables:                           $               0.00
End of the Month Total Receivables:                                $   3,050,503,039.96


Special Funding Account Balance                                    $               0.00
Aggregate Invested Amount (all Master Trust Series)                $   2,300,000,000.00
End of the Month Transferor Amount                                 $     627,221,831.62
End of the Month Transferor Percentage                                           21.43%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                          RECEIVABLES


       30-59 Days Delinquent                                       $      68,868,987.28
       60-89 Days Delinquent                                       $      50,212,847.69
       90+ Days Delinquent                                         $      98,469,682.87

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08/99                                                                     Page 2

       Total 30+ Days Delinquent                                   $     217,551,517.84
       Delinquent Percentage                                                      7.13%
Defaulted Accounts During the Month                                $      19,884,369.56
Annualized Default Percentage                                                     8.14%

Principal Collections                                                    465,776,441.07
Principal Payment Rate                                                           15.90%

Total Payment Rate                                                               16.80%


INVESTED AMOUNTS


       Class A Initial Invested Amount                             $     368,000,000.00
       Class B Initial Invested Amount                             $      32,000,000.00

INITIAL INVESTED AMOUNT                                            $     400,000,000.00

       Class A Invested Amount                                     $     368,000,000.00
       Class B Invested Amount                                     $      32,000,000.00

INVESTED AMOUNT                                                    $     400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                   13.65%
PRINCIPAL ALLOCATION PERCENTAGE                                                  13.65%


MONTHLY SERVICING FEE                                              $         500,000.00

INVESTOR DEFAULT AMOUNT                                            $       2,714,594.25


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                      92.00%

       Class A Finance Charge Collections                          $       6,452,978.27
       Other Amounts                                               $               0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $       6,452,978.27

08/99                                                                     Page 3

       Class A Monthly Interest                                    $       1,692,416.67
       Class A Servicing Fee                                       $         460,000.00
       Class A Investor Default Amount                             $       2,497,426.71
TOTAL CLASS A EXCESS SPREAD                                        $       1,803,134.89


REQUIRED AMOUNT                                                    $               0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                       8.00%

       Class B Finance Charge Collections                          $         561,128.53
       Other Amounts                                               $               0.00

TOTAL CLASS B AVAILABLE FUNDS                                      $         561,128.53


       Class B Monthly Interest                                    $         150,100.00
       Class B Servicing Fee                                       $          40,000.00

TOTAL CLASS B EXCESS SPREAD                                        $         371,028.53



EXCESS SPREAD--


TOTAL EXCESS SPREAD                                                $       2,174,163.42


       Excess Spread Applied to Required Amount                    $               0.00

       Excess Spread Applied to Class A Investor                   $               0.00
       Charge Offs

       Excess Spread Applied to Class B Items                      $         217,167.54

       Excess Spread Applied to Class B Investor                   $               0.00
       Charge Offs

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08/99                                                                     Page 4

       Excess Spread Applied to Monthly Cash                       $          27,702.32
       Collateral Fee
       Excess Spread Applied to Cash Collateral                    $               0.00
       Account

       Excess Spread Applied to other amounts owed                 $               0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                        $       1,929,293.56


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                  $       5,809,171.11


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                     $               0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to                $               0.00
       Required Amount

       Excess Finance Charge Collections Applied to                $               0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                $               0.00
       Class B Items

       Excess Finance Charge Collections Applied to                $               0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to                $               0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                $               0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                $               0.00
       other amounts owed Cash Collateral Depositor

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08/99                                                                     Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                                  7.53%
       Base Rate (Prior Month)                                                    7.44%
       Base Rate (Two Months Ago)                                                 7.25%

THREE MONTH AVERAGE BASE RATE                                                     7.41%

       Portfolio Yield (Current Month)                                           12.90%
       Portfolio Yield (Prior Month)                                              9.95%
       Portfolio Yield (Two Months Ago)                                          13.92%

THREE MONTH AVERAGE PORTFOLIO YIELD                                              12.26%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                     92.00%

       Class A Principal Collections                               $      58,500,347.21

CLASS B PRINCIPAL PERCENTAGE                                                      8.00%

       Class B Principal Collections                               $       5,086,986.73

TOTAL PRINCIPAL COLLECTIONS                                        $      63,587,333.94


REALLOCATED PRINCIPAL COLLECTIONS                                  $               0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                  $               0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                              $               0.00
       Deficit Controlled Amortization Amount                      $               0.00

CONTROLLED DISTRIBUTION AMOUNT                                     $               0.00

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08/99                                                                     Page 6

CLASS B AMORTIZATION --
       Controlled Amortization Amount                              $               0.00
       Deficit Controlled Amortization Amount                      $               0.00

CONTROLLED DISTRIBUTION AMOUNT                                     $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                $      63,587,333.94
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                       $              0.00

CLASS B INVESTOR CHARGE OFFS                                       $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                            $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                            $              0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                             $     52,000,000.00
       Available Cash Collateral Amount                            $     52,000,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                          $              0.00
       Class B Interest Rate Cap Payments                          $              0.00


TOTAL DRAW AMOUNT                                                  $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                                    $              0.00

                                             First USA Bank, NA
                                             as Servicer


                                             By:  /s/ Tracie H. Klein
                                                 -------------------------------
                                                        Tracie H. Klein
                                                        First Vice President